SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 April 11, 2000
                                (Date of report)


                             STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     0-13318
                              (Commission File No.)

                                   93-0794452
                      (I.R.S. employer identification no.)

                              7 Pidgeon Hill Drive
                               Sterling, VA 20165
                    (Address of principal executive offices)
                                   (Zip code)

                                 (703) 430-8130
              (Registrant's telephone number, including area code)



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ITEM 5:  OTHER EVENT

         Star Technologies, Inc. (the "Registrant") reported in a press release dated April 5, 2000 that it will not be able to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which was required to be filed no later than March 31, 2000.

ITEM 7:  EXHIBIT INDEX

         Exhibit 99 - April 5, 2000 Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STAR TECHNOLOGIES, INC.

Dated:  April 11, 2000     By:        /s/ Robert C. Compton
                                          Robert C. Compton
                                          President, Chairman and Chief
                                          Executive Officer